Exhibit 21.1

LIST OF SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Formation/ Organization
37 Nine Mile Road, LLC	Delaware
5740 University Heights, LLC	Delaware
Easterly Government Properties LP	Delaware
Easterly Government Properties Services LLC	Delaware
Easterly Government Properties TRS LLC	Delaware
Easterly Partners, LLC	Delaware
EGP 1000 Birmingham LLC	Delaware
EGP 1201 Alameda LLC	Delaware
EGP 1300 Fresno LLC	Delaware
EGP 1540 South Bend LLC	Delaware
EGP 1970 Richmond LLC	Delaware
EGP 200 Albany LLC	Delaware
EGP 2297 Otay LLC	Delaware
EGP 300 Kansas City LLC	Delaware
EGP 401 South Bend LLC	Delaware
EGP 5441 Albuquerque LLC	Delaware
EGP 601 Omaha LLC	Delaware
EGP 8660 Sandy LLC	Delaware
EGP 920 Birmingham LLC	Delaware
EGP CBP Chula Vista LLC	Delaware
EGP CBP Savannah LLC	Delaware
EGP CH Aberdeen LLC	Delaware
EGP CH El Centro LLC	Delaware
EGP DEA Lab Dallas General Partner LLC	Delaware
EGP DEA Lab Dallas LP	Delaware
EGP DEA North Highlands LLC	Delaware
EGP DEA Otay LLC	Delaware
EGP DEA Pleasanton LLC	Delaware
EGP DEA Riverside LLC	Delaware
EGP DEA Santa Ana LLC	Delaware
EGP DEA Vista LLC	Delaware
EGP DEA WH San Diego LLC	Delaware
EGP Hunter Lubbock LP	Delaware
EGP Lubbock GP LLC	Delaware
EGP Midland 1 LLC	Delaware
EGP Miramar LLC	Delaware
EGP SSA Mission Viejo LLC	Delaware
EGP SSA San Diego LLC	Delaware
EGP USCIS Lincoln LLC	Delaware
USGP Albany DEA, LLC	Delaware
USGP Albuquerque USFS I, LLC	Delaware
USGP Albuquerque USFS II, LLC	Delaware
USGP Albuquerque USFS I Member, LLC	Delaware
USGP Albuquerque USFS II Member, LLC	Delaware
USGP Dallas 1 G.P., LLC	Delaware
USGP Dallas DEA LP	Delaware
USGP Dallas, LLC	Delaware
USGP Del Rio 1, GP, LLC	Delaware
USGP Del Rio 1, LLC	Delaware
USGP Del Rio CH L.P.	Delaware
USGP Fresno IRS, LLC	Delaware
USGP Fresno IRS Member, LLC	Delaware
USGP San Antonio GP, LLC	Delaware
USGP San Antonio, LP	Delaware

Name	Jurisdiction of Formation/ Organization
USGP II Arlington PTO General Partner LLC	Delaware
USGP II Arlington PTO LP	Delaware
USGP II Charleston ICE General Partner LLC	Delaware
USGP II Charleston ICE LP	Delaware
USGP II Jacksonville MEPS General Partner LLC	Delaware
USGP II Jacksonville MEPS LP	Delaware
USGP II Lakewood DOT General Partner LLC	Delaware
USGP II Lakewood DOT LP	Delaware
USGP II Lakewood WAPA General Partner LLC	Delaware
USGP II Lakewood WAPA LP	Delaware
USGP II Little Rock FBI General Partner LLC	Delaware
USGP II Little Rock FBI LP	Delaware
USGP II Martinsburg USCG General Partner LLC	Delaware
USGP II Martinsburg USCG LP	Delaware
USGP II Omaha FBI General Partner LLC	Delaware
USGP II Omaha FBI LP	Delaware